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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHICAGO RIVET & MACHINE Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CHICAGO RIVET & MACHINE CO.

27755 DIEHL ROAD, SUITE 200

WARRENVILLE, ILLINOIS 60555

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 13, 2025

To the Shareholders of CHICAGO RIVET & MACHINE CO.:

Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the “Company”), will be held at the Sheraton Lisle Hotel, 3000 Warrenville Road, Lisle, Illinois, 60532 on Tuesday, May 13, 2025 at 10:00 A.M. (CDT), for the following purposes:

1. To elect the seven (7) director nominees named in the proxy statement as directors to serve for a one year term until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify;

2. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as described in the proxy statement;

3. To approve, on an advisory (non-binding) basis, the frequency of future shareholder advisory votes to approve the compensation of the Company's named executive officers;

4. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for 2025; and

5. To consider and act upon such other matters as may properly come before the meeting.

Shareholders of record at the close of business on March 17, 2025 will be entitled to notice of and to vote at this Annual Meeting of Shareholders and at any adjournments or postponements thereof. A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2024, which contains the Company’s audited financial statements, is enclosed.

You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person. Your cooperation is respectfully solicited and appreciated.

By order of the Board of Directors,

/s/ CHRISTINA M. REATO, Secretary

Warrenville, Illinois

April 4, 2025

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2025:

The Company's proxy statement for the 2025 Annual Meeting of Shareholders and the accompanying 2024 Annual Report are available at www.chicagorivet.com/proxy2025. Among other things, the proxy statement contains information regarding:

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the date, time, and location of the meeting;
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a list of the matters being submitted to the shareholders of the Company at the meeting; and
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information concerning voting in person at the meeting.

CHICAGO RIVET & MACHINE CO.

27755 Diehl Road, Suite 200

Warrenville, Illinois 60555

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2025

This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share, of Chicago Rivet & Machine Co., an Illinois corporation (the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 13, 2025, at the Sheraton Lisle Hotel, 3000 Warrenville Road, Lisle, Illinois, 60532, at 10:00 AM (CDT), and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and included in this Proxy Statement. The Company’s Annual Report to Shareholders for the year ended December 31, 2024, including the Company’s audited financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about April 4, 2025.

Each shareholder of record at the close of business on March 17, 2025, the record date for the Annual Meeting, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 966,132 shares of the Company's common stock, each entitled to one vote. No shares of any other class of capital stock of the Company are outstanding.

A majority of the outstanding shares of common stock of the Company represented in person or by proxy will constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting is required for the election of directors and for the approval of all other matters that may properly come before the Annual Meeting. Abstentions and withheld votes are counted for purposes of determining the presence or absence of a quorum. Abstentions and withheld votes are counted as votes against a proposal. If a shareholder does not inform his or her broker as to how the shareholder’s shares are to be voted, the broker may not exercise its discretion in voting on any matter other than the ratification of Crowe LLP as the Company’s independent registered public accounting firm. A vote on any such matter will be labeled a broker “non-vote” and will be counted for purposes of establishing a quorum, but will have no effect on the outcome of any matter.

Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement, FOR EVERY THREE YEARS as the frequency of future shareholder advisory (non-binding) votes to approve the compensation of the Company’s named executive officers, and FOR the ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2025.

Proxies will be solicited by mail and may also be solicited by personal interview, telephone and email. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and as described in this Proxy Statement, and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment on such matters.

PRINCIPAL SHAREHOLDERS

The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company’s outstanding common stock as of the record date.

Name and Address	Number of Shares Beneficially Owned		Percent of Class (1)

John A. Morrissey	90,446		9.4%
222 N. LaSalle Street, Suite 2400 Chicago, IL 60601

Walter W. Morrissey Trust	84,120		8.7%
27 Briarwood Lane South Oak Brook, IL 60523

Dimensional Fund Advisors LP	63,219	(2)	6.5%
6300 Bee Cave Road, Building One Austin, TX 78746

Stanley Kesselman	58,094	(3)	6.0%
c/o Maxim Group 300 Park Ave., 16th Floor New York, NY 10022

(1)
The percent of class figures in this table and throughout this proxy statement are based upon 966,132 shares of Common Stock outstanding as of March 17, 2025.
(2)
Based on information included in a Schedule 13G/A filed by Dimensional Fund Advisors LP (“Dimensional”) with the Securities and Exchange Commission (the “SEC”) on February 9, 2024. In its Schedule 13G, Dimensional stated that it is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and that it serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (such investment companies, trust and accounts, collectively, the “Funds”). Dimensional reported in its Schedule 13G/A that, in its role as investment advisor, sub-advisor and/or manager, it or its subsidiaries may possess voting and/or investment power over the shares of Common Stock that are owned by the Funds, and may be deemed to be the beneficial owner of such shares. In its Schedule 13G, Dimensional further stated that all shares of Common Stock reported in its Schedule 13G/A are owned by the Funds and disclaimed beneficial ownership of such shares.
(3)
Based on information included in a Schedule 13G/A filed with the SEC by Mr. Kesselman on October 2, 2024.

PROPOSAL I: ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting, to serve a one year term until the Company’s next Annual Meeting of Shareholders and until their successors shall have been elected and shall qualify. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual selected by the Board of Directors. Each director nominee is a current director of the Company.

In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his or her shares multiplied by the number of directors to be elected (seven). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his or her discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

The Nominating Committee recommended, and the Board of Directors selected, the following nominees for election as a director of the Company at the Annual Meeting:

Name	Age	Biography
Kent H. Cooney	74

Mr. Cooney is a private investor who, until January 2018, was Chief Financial Officer of Heldon Bay Limited Partnership (a closely-held private investment partnership) for more than five years. He was a member of the Board of Directors of Golden Eagle Community Bank from 2013 to 2019.

Kurt Moders	61	Mr. Moders has been President of Kenmode Tool & Engineering, Inc. (a precision metal, stamping manufacturer) for more than five years.

James W. Morrissey	53

Mr. Morrissey, who was named non-executive Chairman of the Board in February 2023, has been an attorney with the law firm of Vedder Price P.C. since 2000. Mr. Morrissey is a shareholder and Co-Chair of the Financial Institutions Group of Vedder Price. He is a cousin of directors John L. Showel and Dr. Walter W. Morrissey.

Walter W. Morrissey, M.D.	50

Dr. Walter W. Morrissey has been a Managing Director of the healthcare consultancy firm of Kaufman, Hall & Associates, LLC for more than five years. Dr. Morrissey has also served on Santé Ventures Strategic Advisory Council, a healthcare venture capital firm. He is a cousin of directors James W. Morrissey and John L. Showel.

Karen G. Ong	53

Ms. Ong currently serves as the Vice President, Commercial Lending of Michigan State University Federal Credit Union and has held that position since September 1, 2024. Prior to her current position she served as President and Chief Operating Officer, and as a Director, of Algonquin State Bank for more than five years. She is a certified public accountant and previously worked for RSM and Grant Thorton and as Tax Director for MB Financial Bank.

Gregory D. Rizzo	59

Mr. Rizzo joined the Company in May of 2023 as Chief Executive Officer and was appointed as a director of the Company on May 9, 2023. Previously he served as Vice President and General Manager of MacLean-Fogg for more than five years. Prior to MacLean-Fogg, Mr. Rizzo held various positions at Ford Motor Company, Magna International and TRW. Mr. Rizzo holds an engineering degree from the University of Michigan.

John L. Showel	59

Mr. Showel has been the managing member of Como Asset Management II, LLC, the general partner of Maggiore Fund I, LP, for more than five years. Mr. Showel is a cousin of directors James W. Morrissey and Dr. Walter W. Morrissey.

When considering whether the nominees have the experience, qualifications, attributes and skills to serve as a director of the Company, in addition to each director nominee’s biographical information set forth above, the Nominating Committee and the Board of Directors also considered the attributes discussed below with respect to each nominee.

With regard to Mr. Cooney, the Board of Directors considered his significant management experience, expertise, and background with respect to accounting and financial matters and that he is a Certified Public Accountant. Mr. Cooney is also knowledgeable about the Company, and its operations, having served on the Board since 2004. With regard to Mr. Moders, the Board of Directors considered his management and operational experience in manufacturing, including his experience in markets similar to those served by the Company. With regard to Mr. Morrissey, the Board of Directors considered his many years of experience as an attorney, especially his experience advising clients on matters relating to corporate governance, fiduciary duty, regulatory compliance and risk management. With respect to Dr. Morrissey, the Board of Directors considered his many years of experience assisting organizations with the development and implementation of strategic plans, revenue growth plans, financial models, organizational and operating design plans, and mergers and acquisitions. With regard to Ms. Ong, the Board of Directors considered her significant management experience as a senior executive of a highly regulated institution, and her expertise and background with respect to financial and accounting matters. She is also a Certified Public Accountant. With regard to Mr. Rizzo, the Board of Directors considered his extensive experience in management and operational positions with a number of manufacturing companies, including his experience in managing businesses in markets similar to those served by the Company. With respect to Mr. Showel, the Board of Directors considered his experience with respect to financial matters, his professional role as a fiduciary and his overall business and legal background. he is also knowledgeable about the Company and its operations, having served on the Board since 2013.

The Board of Directors unanimously recommends that shareholders vote FOR the election of each of the director nominees named in this Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's common stock as of the record date by each director and named executive officer, and all directors and executive officers of the Company as a group:

Name	Principal Occupation	Served as a Director Since	Director Nominee	Number of Shares Beneficially Owned	Percent of Class

Joel M. Brown (1)	Chief Financial Officer			—	—

Kent H. Cooney	Private Investor	2004	X	100	*

Kurt Moders	President of Kenmode Tool & Engineering, Inc.	2020	X	—	—

James W. Morrissey (2)	Attorney at Law	2020	X	4,000	*

Karen G. Ong	Vice President, Commercial Lending of Michigan State University Federal Credit Union	2024	X	120	*

Gregory D. Rizzo	Chief Executive Officer	2023	X	—	—

John L. Showel (3)	Portfolio Manager	2013	X	868	*

Dr. Walter W. Morrissey	Managing Director Kaufman, Hall & Associates, LLC	2023	X	—	—

All directors and executive officers as a group				5,088	*

* Less than 1%

(1)
Mr. Brown joined the Company in November of 2023 as Chief Financial Officer. Previously he held the position of Director, Accounting and Finance for MultiTech Industries, LLC since 2017. Prior to that, Mr. Brown held several positions in corporate finance, consulting and manufacturing. Mr. Brown holds a Bachelor of Science degree in Finance from Northern Illinois University and an MBA from DePaul University’s Kellstadt Graduate School of Business.
(2)
Of the shares listed above as beneficially owned by Mr. James W. Morrissey, 1,000 shares are owned by him with sole voting and investment power and 3,000 shares are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power.
(3)
Of the shares listed above as beneficially owned by Mr. Showel, 68 shares are owned by him with sole voting and investment power, 400 shares are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power, and 400 shares are held as custodian under UTMA for a minor child, with sole voting and investment power.

ADDITIONAL INFORMATION CONCERNING THE BOARD

OF DIRECTORS AND COMMITTEES

The Board of Directors has determined that Kent H. Cooney, Kurt Moders, James W. Morrissey, Karen G. Ong and John L. Showel are “independent directors” under the listing standards of NYSE American.

The Board of Directors of the Company held a total of four meetings during 2024.

The Company has standing audit, compensation, executive and nominating committees of the Board of Directors, as described below.

Audit Committee. The Audit Committee presently consists of Directors Kent H. Cooney, Karen G. Ong and John L. Showel, all of whom are “independent directors” under the rules of NYSE American and the heightened independence requirements of the rules of the SEC applicable to audit committee members. The Audit Committee is a separately designated committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and that Mr. Cooney is qualified as an “audit committee financial expert,” as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Mr. Cooney’s background as described above, along with his training and experience as a CPA and former partner with the public accounting firm of RSM US LLP, provide the basis for this determination. The Audit Committee met four times during 2024. The duties of the Audit Committee include selecting the Company’s independent auditor, reviewing the arrangements and scope of the independent auditor’s examination, reviewing internal accounting procedures and controls, and reviewing the independence of the auditor in regard to the Company and its management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is located on the Company’s website: www.chicagorivet.com.

Compensation Committee. The Compensation Committee presently consists of Directors James W. Morrissey, Kurt Moders, John L. Showel, and Karen G. Ong, all of whom are “independent directors” under the rules of NYSE American applicable to compensation committee members. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of the Chief Executive Officer and other executive officers. The Committee is solely responsible for developing its recommendations to the Board but the Committee may, in its discretion, solicit information from management of the Company. The Compensation Committee met two times during 2024. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is located on the Company’s website: www.chicagorivet.com.

Director compensation for non-employee directors is determined by the full Board of Directors.

Executive Committee. The Board's Executive Committee presently consists of Directors James W. Morrissey, Dr. Walter W. Morrissey, Gregory D. Rizzo and John L. Showel. Under the by-laws of the Company, the resolution of the Board of Directors appointing the Executive Committee, and the charter of the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 2024.

Nominating Committee. The Nominating Committee presently consists of Directors Kent H. Cooney, Kurt Moders, James W. Morrissey and John L. Showel, each of whom are “independent directors” under the rules of NYSE American. The duties of the Nominating Committee include identifying individuals qualified to serve as directors of the Company and recommending to the Board of Directors nominees for the board and members of board committees. The Nominating Committee met twice in 2024. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is located on the Company’s website: www.chicagorivet.com.

Consideration of Director Candidates Nominated by Shareholders

The Nominating Committee will consider director candidates recommended by shareholders pursuant to the delivery to the Company of proper notice of such nomination as provided in the Company’s Bylaws, as summarized below. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. As set forth in the Company’s Bylaws, in order to have a candidate properly considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

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The name and address of the shareholder and evidence of the person’s ownership of the Company’s stock, including the number of shares owned and the length of time of ownership; a description of all arrangements or understandings between such shareholder and the candidate and any other person or persons (including their names) pursuant to which the nomination is being made by such shareholder; a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person; and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder; and
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The name, age, business and residence address of the proposed candidate; the person’s occupation or employment; the number of shares of capital stock of the Corporation owned beneficially or of record by the candidate; the candidate’s resume or a listing of his or her qualifications to be a director of the Company; any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Exchange Act and the rules and regulations promulgated thereunder; and the person’s written consent to be named as a director nominee if selected by the Nominating Committee and nominated by the Board and to serve as a director if elected by the shareholders.

Any shareholder director nomination and the information described above must be sent to the attention of the Company's Corporate Secretary at 27755 Diehl Road, Suite 200 Warrenville, IL 60555 and must be received by the Corporate Secretary no earlier than December 5, 2025 and no later than January 4, 2026.

The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Company and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Nominating Committee if they become aware of persons meeting the criteria described above, including business and civic leaders in the communities in which the Company’s facilities are located. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above and set forth in the Company’s Bylaws, the Nominating Committee will also consider candidates properly recommended by shareholders.

Once a person has been identified by the Nominating Committee as a potential director candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee requests information from the candidate, reviews the person’s accomplishments and qualifications and conducts one or more interviews with the candidate. Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s qualifications. The Nominating Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

It is the Company's policy that each of our directors attends the Annual Meeting. All of our directors were in attendance at the 2024 Annual Meeting of Shareholders.

Board Leadership Structure and Risk Management

In February 2023, the Board of Directors named director James W. Morrissey as non-executive Chairman of the Board. While the Board of Directors does not have a lead independent director other than Mr. Morrissey as non-executive Chairman, the independent directors on the Board of Directors meet separately regularly and rotate responsibility for chairing these separate sessions of the independent directors.

The Audit Committee is primarily responsible for overseeing the Company’s risk management process on behalf of the Board of Directors. The Audit Committee periodically meets with the Company’s senior management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such risks. The Audit Committee reports regularly to the full Board of Directors, which also considers the Company’s risk profile. While the Audit Committee and the full Board of Directors oversee the Company’s risk management, the Company’s management is responsible for the implementation of the Company’s risk management guidelines and policies and the Company’s day-to-day risk management process.

Shareholder Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board or the non-management directors as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 27755 Diehl Road, Suite 200, Warrenville, IL 60555.

With the exception of material that is in the nature of advertising, promotions of a product or service, or patently offensive material as determined by the Corporate Secretary, all communications received as set forth in the preceding paragraph will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the correspondence is addressed.

Policy Regarding Related Person Transactions

The Audit Committee has adopted a policy regarding related person transactions. For the purposes of this policy, a “Related Person Transaction” is a transaction, arrangement, or relationship in which the Company was, is, or will be a participant and the amount involved exceeds $120,000, and in which any “Related Person” had, has, or will have a direct or indirect material interest. A “Related Person” means: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of the Company’s common stock; (iii) any immediate family member of any of the foregoing persons; and (iv) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. Any Related Person Transaction, identified as such prior to consummation, shall be consummated or amended only if approved in accordance with the policy.

The Secretary, in concert with the Chief Financial Officer, will assess whether the proposed transaction is a Related Person Transaction for purposes of the policy. If it is determined that the proposed transaction is a Related Person Transaction, the proposed transaction shall be submitted to the Audit Committee for consideration at the next committee meeting or, in those instances in which the Secretary, in consultation with the Chief Financial Officer, determines that it is not practicable or desirable for the Company to wait until the next Audit Committee meeting, to the chairman of the Audit Committee (who has been delegated authority to act between committee meetings). The Audit Committee, or where submitted to the chairman of the Audit Committee, the chairman, shall consider all of the relevant facts and circumstances available to the committee or the chairman, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The Audit Committee (or the chairman) shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the committee (or the chairman) determines in good faith.

At the Audit Committee’s first meeting of each fiscal year, the committee reviews any previously approved Related Person Transactions that remain ongoing and have a remaining term or remaining amounts payable to or receivable from the Company. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the committee shall determine if it is in, or not inconsistent with, the best interests of the Company and its shareholders to continue, modify, or terminate the Related Person Transaction. The policy also contains procedures to ratify any Related Person Transaction not previously approved in accordance with the policy.

Insider Trading Policy

Our Board of Directors has not adopted a written insider trading policy that governs the purchase, sale or other disposition of our securities by the Company, our directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable NYSE American listing standards. The Board of Directors intends to adopt an insider trading policy during 2025. While the Company does not currently have a written insider trading policy, it is the Company’s policy to comply, and to seek to enforce compliance by its directors, officers and employees, with insider trading laws, rules and regulations, and any applicable NYSE American listing standards, when engaging in transactions in the Company’s securities.

Hedging

The Company does not have any practices or policies regarding hedging with respect to equity securities of the Company by employees or directors of the Company. Employees and directors of the Company are generally permitted to purchase financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities of the Company.

Compensation Clawback Policy

We have a compensation clawback policy that provides that, in the event of a restatement of our financial statements due to the material non-compliance of the Company with any applicable financial reporting requirement under the securities laws, our executive officers will be required to forfeit or reimburse the Company for certain incentive-based compensation paid to such officer. The Company’s Policy Concerning Recovery of Erroneously Awarded Compensation was adopted in 2023 to comply with the requirements of the NYSE American and the SEC, and was filed as an exhibit to the Company’s 2023 Annual Report on Form 10-K filed with the SEC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Company manufactures rivets, standard and specialty cold-formed fasteners, screw machine products and automated assembly equipment, primarily for the automotive industry. The fastener industry is characterized by intense competition for customers, market share and executive talent. The objective of the Executive Compensation Program of the Company (the “Program”) is to align compensation with business objectives and performance to enable the Company to attract, retain, and reward key executives whose contributions are critical to ensuring the long-term success of the Company and increasing profitability, thereby enhancing shareholder value. The following principles guide compensation decisions for key executives of the Company: (1) compensation is designed to retain qualified executives with manufacturing experience to implement various strategic initiatives to update the Company's operating procedures and improve operating efficiency and performance; (2) compensation opportunity is related to performance in achieving the identified initiatives and goals; (3) compensation decisions are designed to achieve financial objectives, build shareholder value and reward individual and corporate performance; (4) compensation is competitive and equitable; and (5) the proportion of total pay that is at risk with respect to individual and Company performance objectives increases with the more senior positions.

We believe that these objectives are attainable through a compensation package that contains two key elements of compensation: base salary and cash bonuses.

Base salaries for executives are established based upon the executive’s qualifications and experience, scope of responsibilities and past performance. Base salaries are reviewed and adjusted from time to time after taking into account corporate and individual performance, as well as market levels for positions with similar responsibilities. In setting 2024 base salaries, the Compensation Committee considered, among other things, competitive salary scales, the need to retain qualified executives to implement strategic initiatives to improve operating efficiency and performance, changes in responsibilities and duties, the contributions of each officer toward the long-term growth and profitability of the Company and the economic environment.

Cash bonuses are intended to both retain qualified executives and reward individual contributions, including contributions with respect to implementing the Company's strategic initiatives and goals to improve the Company’s overall performance during the year. As a result, bonuses can be highly variable from year to year. Such bonuses are awarded based upon a subjective evaluation by the Board of Directors based upon a recommendation of the Compensation Committee of each executive’s contribution towards implementing strategic goals and initiatives to improve operations and the Company’s overall success. In determining the amount of bonuses for 2024, the Compensation Committee considered, among other things, the desire to retain executives to implement strategic initiatives to enhance the Company’s operating procedures and individual contributions related to implementation of these initiatives to enhance the Company's operating procedures and improve operating efficiency and performance as well as the Company's operating results.

The Chicago Rivet & Machine Co. Profit Sharing Trust (the “Employees’ Trust”) is a part of the Chicago Rivet & Machine Co. Profit Sharing Plan (the “Plan”) established by the Company for the benefit of its employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company.

The Company makes discretionary contributions to the Employees’ Trust based on the Company’s judgment. The Company’s contributions are allocated among eligible participants in proportion to their respective compensation, subject to statutory limitations.

Each participant has a balance in the Employees’ Trust consisting of the participant’s share of Company contributions, amounts forfeited by other participants and investment earnings. Each participant’s balance vests over a five-year period, beginning with the second year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 60%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees’ Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant following completion of two months of employment. These contributions are always fully vested and nonforfeitable.

Contributions received by the Employees’ Trust are held by the Trustee and invested in accordance with participants’ investment directions among certain investment funds selected by the administrative committee and sponsored by the Trustee.

Distributions of a participant’s vested balance are made on termination of employment, or later, if the participant so requests, subject to certain limitations. Distributions are made in a lump sum. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant’s 401(k) account balance or $50,000.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s CEO or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. Given the amount of compensation paid the CEO and the four other most highly compensated executive officers, the limits on deductibility of Section 162(m) of the Code are not currently applicable to the Company.

At its 2022 Annual Meeting of Shareholders, the Company conducted a non-binding “say-on-pay” advisory vote to approve the compensation of its named executive officers. The Company has taken the result of that vote (in which approximately 93% of voting shareholders approved of such compensation) into account in determining to generally continue with its existing executive compensation program. A new non-binding “say-on-pay” advisory vote is being submitted to the shareholders at the Annual Meeting. See “Proposal II” in this Proxy Statement.

At its 2019 Annual Meeting of Shareholders, the Company conducted a non-binding “say-on-frequency” vote regarding whether the “say-on-pay” vote would be held at one, two or three year intervals. As a majority of the shareholders voting on the proposal voted in favor of a three year interval, the Company has determined to conduct its “say-on-pay” votes at three year intervals. Accordingly, the next “say-on-frequency” vote is being submitted to shareholders at the Annual Meeting. See “Proposal III” in this Proxy Statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this Proxy Statement and has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. This report is submitted on behalf of the members of the Compensation Committee:

James W. Morrissey

Kurt Moders

John L. Showel

Karen G. Ong

Summary Compensation Table

The Summary Compensation Table below includes individual compensation information regarding compensation of all individuals serving during the fiscal years ended December 31, 2024 and 2023, respectively, as the Company’s principal executive officer and other executive officers of the Company whose total compensation for such fiscal year exceeded $100,000 (collectively, the “named executive officers”).

The Company does not provide stock awards, option awards, other long-term incentive plan awards or defined benefit pension or non-qualified deferred compensation to its executive officers.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Total

Gregory D. Rizzo (1)	2024	$322,350	$63,000	$2,064	$387,414
Chief Executive Officer	2023	$203,779	$26,000	$978	$230,757

Joel M. Brown (2)	2024	$218,762	$—	$2,064	$220,826
Chief Financial Officer

(1)
Mr. Rizzo became Chief Executive Officer in May 2023. All Other Compensation includes premiums paid by the Company on term life insurance for the benefit of Mr. Rizzo.
(2)
Mr. Brown became Chief Financial Officer in November 2023. All Other Compensation includes premiums paid by the Company on term life insurance for the benefit of Mr. Brown.

2024 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee Directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Kent H. Cooney	$18,200	—	$18,200
Kurt Moders	$17,000	—	$17,000
James W. Morrissey	$32,500	—	$32,500
Dr. Walter W. Morrissey	$28,000	—	$28,000
John L. Showel	$34,900	—	$34,900

Directors of the Company who are also officers or employees receive no additional compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for service as such officers or employees. Accordingly, Gregory D. Rizzo, Chief Executive Officer is not included in this table as he received no compensation for his services as director. The compensation received by Mr. Rizzo is shown in the Summary Compensation Table above.

Each director who is not an officer of the Company receives a director’s fee of $9,000 per year and a $1,500 fee for attendance at each meeting of the Board of Directors. Each member of the Audit Committee receives a $600 fee for attendance at each meeting of the Audit Committee. Each member of the Nominating Committee and the Compensation Committee receives a fee of $400 for attendance at each such meeting. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $10,000 per year and a $500 fee for attendance at each meeting of the Executive Committee. The Company does not provide stock awards, option awards, other long-term incentive plan awards or defined benefit pension or non-qualified deferred compensation to its directors.

PAY VERSUS PERFORMANCE

This section provides information, as required by Item 402(v) of the SEC’s Regulation S-K, about the relationship between executive compensation actually paid (determined as prescribed by such Item 402(v)) and certain financial performance measures for the Company for each of the last three completed fiscal years. The information in this section is presented in accordance with the scaled disclosure rules applicable to smaller reporting companies. The Compensation Committee did not consider this pay versus performance disclosure when making its compensation decisions for any of the years shown.

The Pay versus Performance table below shows the compensation of those individuals who served as our principal executive officer (“PEO”) during each fiscal year presented below and the average compensation of the non-PEO named executive officers as previously reported in our Summary Compensation Table (“SCT”), as well as their “compensation actually paid,” or “CAP,” as calculated pursuant to SEC rules.

Year	SCT total for PEO (Gregory D. Rizzo)	SCT total for PEO (Michael J. Bourg)	SCT total for PEO (Walter W. Morrissey)	CAP to PEO (Gregory D. Rizzo)(1)	CAP to PEO (Michael J. Bourg)(1)	CAP to PEO (Walter W. Morrissey)(1)	Average SCT total for non-PEO named executive officers(2)	Average CAP to non-PEO named executive officers(2)	Value of initial fixed $100 investment based on total shareholder return	Net Income/ (Loss)
2024	$387,414	$—	—	$387,414	$—	—	220,826	220,826	$66.30	$(5,615,614)
2023	$230,757	$317,968	—	$230,757	$317,968	—	—	—	$69.34	$(4,401,584)
2022	—	$328,683	$316,078	—	$328,683	$316,078	—	—	$110.61	$2,867,629

(1)
The dollar amounts reported as compensation actually paid to Mr. Rizzo, who was a PEO for part of 2023, Mr. Bourg, who was a PEO for part of 2023 and 2022, and Mr. Morrissey, who was a PEO for part of 2022 and for 2021, represent in each case the amount of compensation actually paid as computed in accordance with Item 402(v) of Regulation S-K. No amounts were added to or deducted from summary compensation table total compensation in the determination of compensation actually paid in accordance with Item 402(v) of Regulation S-K.
(2)
Except for 2024, there were no named executive officers other than the PEOs shown. In 2024, Mr. Joel M. Brown, our Chief Financial Officer, was the only named executive officer other than the PEO. No amounts were added to or deducted from summary compensation table total compensation in the determination of compensation actually paid in accordance with Item 402(v) of Regulation S-K.

The following graphs are presented in accordance with Item 402(v) of Regulation S-K to describe the relationships between compensation actually paid and cumulative total shareholder return and between compensation actually paid and net income:

Compensation Actually Paid and Cumulative Total Shareholder Return

CAP vs. Total Shareholder Return
Compensation actually paid ($ in millions)
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Value of Initial Fixed $100 Investment Based on Ttoal Shareholder Return
$120
$100
$80
$60
$40
$20
$0
$100
$111
$69
$66
$0.33
$0.32
$0.32
$0.23
$0.39
$0.22
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO CAP (Bourg)
PEO CAP (Morrissey)
PEO CAP (Rizzo)
Average Non-PEO CAP
Company TSR

Compensation Actually Paid and Net Income

CAP vs. Net Income
Compenation actually paid ($ in millions)
Net Income ($ in millions)
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
-$3.00
-$4.00
-$5.00
-$6.00
-$7.00
$2.87
$0.33
$0.32
$0.23
$0.32
($4.40)
$0.39
$0.22
($5.62)
2022
2023
2024
PEO CAP (Rizzo)
PEO CAP (Bourg)
PEO CAP (Morrissey)
Average Non-PEO CAP
Net Income

PROPOSAL II: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

This advisory vote, commonly referred to as “say-on-pay,” is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow our shareholders to view the trends in our compensation program and the application of our compensation philosophies for the years presented.

The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on updating the Company’s operating procedures and improving operating efficiency and performance, attaining long-term corporate goals and increasing shareholder value. We believe that our executive compensation program is designed reasonably and fairly to recruit, motivate, retain and reward our executives for achieving our objectives and goals.

Although this vote is advisory and not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

“RESOLVED, that the Company’s shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as described in this Proxy Statement for the 2025 Annual Meeting of Shareholders.”

The approval of, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in this Proxy Statement requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of, on an advisory (non-binding basis), the resolution set forth above approving the compensation of the Company’s named executive officers as described in this Proxy Statement.

PROPOSAL III: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE SAY-ON-PAY ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act also requires that we provide our shareholders with the opportunity to vote on a non-binding advisory resolution to determine whether the advisory say-on-pay shareholder vote on executive compensation will occur every one, two, or three years.

Accordingly, we are seeking an advisory (non-binding) vote on the frequency with which say-on-pay votes should be held in the future. This advisory vote is commonly referred to as “say-on-frequency.”

Triennial Recommendation: At its 2019 Annual Meeting of Shareholders, the Company last conducted its non-binding “say-on-frequency” vote, and, consistent with the Company’s recommendation at that meeting, a majority of the shareholders voting on the proposal voted in favor of a three year interval. Since 2013, the Company has held its say-on-pay votes at three year intervals.

We continue to recommend that our shareholders select a frequency of three years, or a triennial vote. Our executive compensation program is designed to support long-term value creation, and we believe a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. One of the core principles of our executive compensation program is to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, we recommend a triennial vote, which would allow our executive compensation programs to be evaluated over similar time-frame and in relation to our long-term performance. In addition, a triennial vote will provide the Board of Directors and it’s Compensation Committee with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes.

Because this proposal is advisory, it will not be binding. However, the Board of Directors values shareholders’ opinions and will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.

We are asking our shareholders to vote for a THREE YEAR frequency when voting in response to the following resolution at the Annual Meeting:

“Resolved, that the frequency option of every one year, two years or three years that receives the highest number of votes cast will be determined to be the recommended frequency with which the Company is to hold a shareholder vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the annual meeting of shareholders.”

The approval, on an advisory (non-binding) basis, of this proposal regarding the frequency of the say-on-pay vote requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal.

The Board of Directors unanimously recommends that shareholders vote FOR every “Three Years” on the proposal recommending the frequency of advisory (non-binding) votes on executive compensation in this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of Kent H. Cooney, Karen G. Ong and John L. Showel, all of whom are “independent directors” as defined by the rules of NYSE American and the heightened independence requirements of the rules of the SEC applicable to audit committee members. The Audit Committee operates under a charter approved by the Board of Directors.

Management is responsible for the Company’s financial statements and the financial reporting process and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is responsible for oversight of these processes. The Audit Committee has reviewed and discussed the financial statements with members of management and with the independent accountants. The Audit Committee, in addition to reviewing with the independent auditors their opinion on the conformity of the audited financial statements with generally accepted accounting principles, discussed their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as the standards of the Public Company Accounting Oversight Board (United States) required to be discussed with the Audit Committee.

Further, the Audit Committee has discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter from the independent accountants required by the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence and discussed with the independent accountant its independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee has selected Crowe LLP for engagement as independent accountants for 2025.

This report is submitted on behalf of the current members of the Audit Committee:

Kent H. Cooney

Karen G. Ong

John L. Showel

April 4, 2025

PROPOSAL IV: RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The firm of Crowe LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2024. A representative of that firm is expected to be present at the Company’s 2025 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

The Audit Committee has selected Crowe LLP to serve as the Company’s independent registered public accounting firm for 2025.

The Company is asking shareholders to ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for 2025. Although ratification is not required by the Company’s by-laws or otherwise, the Board of Directors is submitting the selection of Crowe LLP to the Company’s shareholders for ratification as a matter of good corporate practice. Should the shareholders fail to provide such ratification, the Audit Committee will reconsider its selection of Crowe LLP as the Company’s independent registered public accountants for 2025. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for 2025.

Audit and Non-Audit Fees

The following table shows the fees for professional audit services provided by Crowe LLP for the audit of the Company’s annual financial statements for fiscal years 2024 and 2023.

	2024	2023
Audit Fees (1)	$355,107	$334,829
Audit-Related Fees	21,000	19,095
Tax Fees	—	—
All Other Fees	—	—
Total	$376,107	$353,924

(1)
Audit Fees: Fees for the professional services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements.

The engagement of Crowe LLP in connection with the annual audit of the Company’s financial statements, the reviews of the financial statements included in the Company’s quarterly reports and tax services, if any, were approved by the Audit Committee before such services was provided. It is the policy of the Audit Committee that all services to be performed by the Company’s independent registered public accounting firm be approved in advance of the commencement of such services.

OTHER MATTERS

It is not presently expected that any matters other than those set forth in the Notice and this Proxy Statement will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholder proposals for inclusion in proxy materials for the Company’s 2026 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company’s principal executive offices by December 5, 2025. The Company’s by-laws require that shareholder proposals made outside of Rule 14a-8 and shareholder nominees for election as a director must be submitted in accordance with the requirements of the by-laws, not later than December 31, 2025 and not earlier than December 1, 2025. However, if the 2026 Annual Meeting of Shareholders is called for a date not within 30 days before or after such anniversary date, such proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the 2026 Annual Meeting of Shareholders was mailed or a public announcement of the date of the 2026 Annual Meeting of Shareholders was made, whichever first occurs. To be in proper written form, a shareholder proposal or nomination must set forth the information prescribed in the Company’s by-laws.

In addition, under the SEC’s universal proxy rules, a shareholder intending to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting must provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act no later than March 14, 2026, except that, if the 2026 Annual Meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary of the Annual Meeting, then such notice must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Shareholders is first made by the Company. The notice requirements under the SEC’s universal proxy rules are in addition to the applicable advance notice requirements under the Company’s by-laws as described above.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024, FILED BY THE COMPANY WITH THE SEC, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF SHARES OF THE COMPANY’S COMMON STOCK UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CHICAGO RIVET & MACHINE CO., 27755 DIEHL ROAD, SUITE 200, WARRENVILLE, ILLINOIS 60555.

By order of the Board of Directors,

/s/ CHRISTINA M. REATO, Secretary

Warrenville, Illinois

April 4, 2025

1987116 Chicago Rivet Proxy Card_REV1- Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.CHICAGO RIVET & MACHINE CO.2025 Annual Meeting of Shareholders May 13, 2025 10:00 A.M. local time Sheraton Lisle Hotel 3000 Warrenville Rd. Lisle, IL 60532 This Proxy is Solicited On Behalf Of The Board Of Directors Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 4 AND 3 YEARS FOR PROPOSAL 3. Please mark your votes like this 1. Election of all nominees listed to the Board of Directors, except as noted (write the names of the nominees, if any, for whom you withhold authority to vote). Nominees: FOR all Nominees listed below WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed below) 2. Advisory vote to approve executive compensation. FOR AGAINST ABSTAIN (1) Gregory D. Rizzo (5) Walter W. Morrissey, M.D. (2) Kent H. Cooney (6) Karen G. Ong (3) Kurt Moders (7) John L. Showel (4) James W. Morrissey Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve.3 Advisory vote on the frequency of future executive compensation advisory votes. 3 YEARS 2 YEARS 1 YEAR ABSTAIN 4. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for 2025. FOR AGAINST ABSTAIN 5. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting. INSTRUCTION: To withhold authority to vote for any individual, write that nominee’s name in the space provided below: CONTROL NUMBER Except with respect to any nominee for whom authority to vote is withheld, a vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes selectively among the nominees, and (ii) to vote for a substituted nominee if any of the nominees listed becomes unable or unwilling to serve. Signature Signature, if held jointly Date,2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

187116 Chicago Rivet Proxy Card_REV1- Back FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 187116 Chicago Rivet Proxy Card_REV1- Back CHICAGO RIVET & MACHINE CO. 27755 Diehl Road, Suite 200, Warrenville, IL 60555 The undersigned hereby constitutes and appoints JamesW. Morrissey and Gregory D. Rizzo and each of them, as the proxies and representatives of the undersigned, with the full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 13, 2025 at the Sheraton Lisle Hotel 3000 Warrenville Road Lisle, IL 60532, and at any adjournments or postponements thereof, as designated on the reverse side. You can view the Annual Report and Proxy Statement on the internet at www.chicagorivet.com/proxy2025.html. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025. (Continued and to be marked, dated and signed, on the other side)